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                                                                    EXHIBIT 10.2

                               GUARANTY AGREEMENT

         FOR VALUE RECEIVED, and in consideration of credit given or to be given, advances made or to be made, or other financial accommodation from time to time afforded or to be afforded to SUSA PARTNERSHIP, L.P., a Tennessee limited partnership whose address is 175 Toyota Plaza, Suite 700, Memphis, Tennessee 38103 (hereinafter called the "Debtor"), by FIRST TENNESSEE BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States, and having a place of business in Memphis, Tennessee (hereinafter called the "Bank"), the undersigned STORAGE USA, INC., a Tennessee corporation whose address is 175 Toyota Plaza, Suite 700, Memphis, Tennessee 38103, and STORAGE USA TRUST, a Maryland business trust whose address is 175 Toyota Plaza, Suite 700, Memphis, Tennessee 38103 (hereinafter collectively the "Guarantor") hereby jointly and severally (if more than one), for themselves, their heirs, executors, administrators and successors absolutely and unconditionally guarantee(s) the full and prompt payment to the Bank, at maturity (whether by acceleration or otherwise) and at all times thereafter, of each and all of the following:

                  1. the indebtedness (and interest thereon) evidenced by that certain Second Amended and Restated Revolving Credit Note (the "Note"), bearing date of the 16th day of October, 2001, in the principal sum of Forty Million Dollars ($40,000,000.00), bearing interest from date at the rate specified in said Note, said Note being payable to the order of the Bank, at the offices of the Bank at 165 Madison Avenue, Memphis, Tennessee 38103, or at such other place as the holder may designate in writing, being executed by the Debtor, and being given for value received, said Note being incorporated herein by reference as fully and particularly as if set out verbatim herein, said Note being an amendment and restatement of an Amended and Restated Revolving Credit
         Note in the principal amount of Forty Million Dollars ($40,000,000.00), dated May 4, 1998, executed by the Debtor and payable to Bank, which to the extent of Fifteen Million Dollars ($15,000,000.00), amended and restated a Revolving Credit Note in such principal amount, dated July 14, 1994, executed by the Debtor and payable to Bank; and

                  2. all obligations of Debtor pursuant to any and all renewals, modifications, or extensions, in whole or in part, of the Note; and

                  3. all obligations of the Debtor under and pursuant to any deed of trust, mortgage, security agreement, assignment of rents and leases, or other security document (collectively herein called "Security Documents") which now or hereafter secures the payment of the indebtedness evidenced by the Note; and

                  4. all obligations of Debtor pursuant to any and all renewals, modifications, or extensions, in whole or in part, of any of the Security Documents;


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together with all expenses, legal and/or otherwise (including court costs and reasonable attorney's fees) incurred by the Bank in collecting or endeavoring to collect the Indebtedness, or any part thereof, in protecting any collateral, and in enforcing this Guaranty (all of which is hereinafter collectively referred to as the "Indebtedness").

         THIS GUARANTY SHALL BE A CONTINUING, ABSOLUTE AND UNCONDITIONAL GUARANTY, and shall remain in full force and effect until the Indebtedness (and interest thereon and expenses in connection therewith), and all renewals, modifications, or extensions thereof, in whole or in part, shall have been fully paid and satisfied and shall remain in full force and effect until written notice of its discontinuance, addressed to the President of the Bank, shall be actually received by the Bank (the burden of proof of receipt by the Bank of such notice being in all cases upon the Guarantor), and also until any and all said indebtedness, or any extensions or renewals thereof, existing before receipt of such notice, and expenses in connection therewith, shall be fully paid. Regardless of when a renewal or extension of pre-termination debt occurs (with or without adjustment of interest rate or other terms), the debt is deemed to have been incurred prior to termination to the extent of the renewal or extension, and to be fully covered by this Guaranty. The death, dissolution or withdrawal of the Guarantor (or any of them, if more than one) shall not terminate this Guaranty until notice of any such death, dissolution or withdrawal, given as above provided, shall have actually been received by the Bank, and until all of said indebtedness, or any extensions or renewals thereof, existing before receipt of such notice shall be fully paid. And in the event of any such death, dissolution or withdrawal and notice thereof to the Bank, this Guaranty shall, notwithstanding, continue and remain in force against any surviving Guarantor until discontinued as hereinabove provided.

         The Bank is hereby expressly authorized to make from time to time, without notice to anyone: any renewals, modifications or extensions, whether such renewals, modifications or extensions be in whole or in part and without limit as to the number of such extensions or of the renewal periods thereof, and without notice to or further assent from the undersigned, sales, pledges, surrenders, compromises, settlements, releases, indulgences, alterations, substitutions, exchanges, changes in, modifications, or other dispositions including, without limitation, cancellations, of all or any part of the collateral pledged to secure the Indebtedness or any part of said Indebtedness, either express or implied, or of any contracts or instruments evidencing any thereof, or of any security or collateral therefor, and/or to take any security for or other guaranties upon any of said Indebtedness; and the liability of the Guarantor (or any of them, if more than one) shall not be in any manner affected, diminished or impaired thereby, or by any lack of diligence, failure, neglect or omission on the part of the Bank to make any demand or protest, or give any notice of dishonor or default, or to realize upon or protect any of said Indebtedness, or any collateral or security therefor, or to exercise any lien upon or right of appropriation or setoff of any moneys, accounts, credits, or property of said Debtor, possessed by the Bank, towards the liquidation of said Indebtedness, or by any application of payments or credits thereon. The Bank shall have the exclusive right to determine how, when and what application of payments and credits, if any, shall be made on said Indebtedness, or any part thereof, and shall be under no obligation, at any time, to first resort to, make demand on, file a claim against, or exhaust its remedies against the Debtor, or any one or more of the Guarantors, or other persons or corporations, their properties or estates, or to resort to or exhaust its remedies against, any collateral, security, property, liens or other rights whatsoever. It is expressly agreed that the Bank may at any time make demand for payment on, or bring suit against the Guarantor

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(or any of them, if more than one), or any other guarantors, may compound with the Guarantor or any other guarantor for such sums or on such terms as Bank may see fit and release the Guarantor (or any of them, if more than one) or any other guarantor from all further liability to the Bank, without thereby impairing the rights of the Bank in any respect to demand, sue for and collect the balance of the Indebtedness from any guarantor not so released; and that any claims against Debtor, against any other guarantor, or against any collateral, accruing to the Guarantor (or any of them, if more than one) by reason of payments made hereunder shall be in all respects junior and subordinate to any obligation then or subsequently owed by the Debtor or by such other guarantor to the Bank. In addition, the liability of the Guarantors (or each of them, if more than one) shall not be affected by any lack of validity or enforceability of the guaranteed debt. As security for the undertakings and obligations of the Guarantor hereunder, the Guarantor (or each of them, if more than one) expressly grants and gives to the Bank a right of immediate setoff, without demand or notice, of the balance of every deposit account, now or at any time hereafter existing, of the Guarantor (or each of them, if more than one) with the Bank, and a general lien upon, and security interest in all money, negotiable instruments, commercial paper, notes, bonds, stocks, credits and/or choses in action, or any interest therein, and any other property, rights, and interests of the Guarantor (or each of them, if more than one) or any evidence thereof, which have or any time shall come into the possession, custody, or control of the Bank, and, in the event of default hereunder, the Bank may sell or cause to be sold at public or private sale in any manner which may be lawful, for cash or credit and upon such terms as the Bank may see fit, and (except as may be otherwise expressly provided by the Uniform Commercial Code, or other applicable law) without demand or notice to the Guarantor (or each of them, if more than one), all or any of such security, and the Bank (unless prohibited by the Uniform Commercial Code from so doing) or any other person may purchase such property, rights or interests so sold and thereafter hold the same free of any claim or right of whatsoever kind, including any right or equity or redemption, of the Guarantor (or each of them, if more than one), such demand, notice, right or equity of redemption being hereby expressly waived and released.

         In the event of the death, incompetency, dissolution, liquidation, insolvency (however evidenced) of the Debtor, or institution of bankruptcy or receivership proceedings by the Debtor, or in the event that any involuntary bankruptcy or receivership proceedings filed against the Debtor shall not be dismissed within thirty (30) days following the institution of such proceedings, then and in any such event all of the Indebtedness shall, for the purposes of this Guaranty, and at the option of the Bank, immediately become due and payable from the Guarantor; and, in such event, any and all sums or payments of any nature which may be or become due and payable by the Debtor to the undersigned are hereby assigned to the Bank, and shall be collectible by the Bank, without necessity for other authority than this instrument, until the Indebtedness shall be fully paid and discharged, but such collection by the Bank shall not in any respect affect, impair or diminish any other rights of the Bank hereunder.

         The granting of credit from time to time by the Bank to the Debtor, in excess of the amount to which right of recovery under this Guaranty is limited and without notice to the Guarantor (or any of them, if more than one), is hereby expressly authorized and shall in no way affect or impair this Guaranty; and, in the event that the Indebtedness of the Debtor to the Bank shall so exceed the amount to which this Guaranty is limited, any payment by the Debtor or any collections or recovery by the Bank from any sources other than this Guaranty may first be

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applied by the Bank to any portion of the Indebtedness which exceeds the limits of this Guaranty.

         The Guarantor (or each of them, if more than one) will not exercise any rights that Guarantor (or any of them, if more than one) may acquire by way of subrogation under this Guaranty, by any payment made hereunder or otherwise, until all of the Indebtedness shall have been paid in full. If any amount shall be paid to the Guarantor (or any of them, if more than one) on account of such subrogation rights at any time when all the Indebtedness shall not have been paid in full, such amount shall be held in trust for the benefit of the Bank and shall forthwith be paid to the Bank to be credited and applied upon the Indebtedness.

         NOTWITHSTANDING ANY PROVISION OF THE PRECEDING PARAGRAPH TO THE CONTRARY, IF AT ANY TIME THE GUARANTOR (OR ANY OF THEM, IF MORE THAN ONE) IS OR BECOMES AN "INSIDER" (AS DEFINED FROM TIME TO TIME IN SECTION 101 OF THE FEDERAL BANKRUPTCY CODE) WITH RESPECT TO THE DEBTOR, THE GUARANTOR (OR EACH OF THEM, IF MORE THAN ONE) WAIVES ANY AND ALL RIGHTS OF SUBROGATION AGAINST THE DEBTOR WITH RESPECT TO THIS GUARANTY, WHETHER SUCH RIGHTS ARISE UNDER AN EXPRESS OR IMPLIED CONTRACT OR BY OPERATION OF LAW, IT BEING THE INTENTION OF THE PARTIES THAT, IF ANY GUARANTOR IS AN "INSIDER" WITH RESPECT TO THE DEBTOR, THE GUARANTOR SHALL NOT BE DEEMED TO BE A "CREDITOR" (AS DEFINED IN SECTION 101 OF THE FEDERAL BANKRUPTCY CODE) OF THE DEBTOR, BY REASON OF THE EXISTENCE OF THIS GUARANTY IN THE EVENT THAT THE DEBTOR BECOMES A DEBTOR IN ANY PROCEEDING UNDER THE FEDERAL BANKRUPTCY CODE.

         Notwithstanding any other provision of this Guaranty to the contrary, if the obligations of the Guarantor hereunder would otherwise be held or determined by a court of competent jurisdiction in any action or proceeding involving any state corporate law or any state or Federal bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other law affecting the rights of creditors generally, to be void, invalid or unenforceable to any extent on account of the amount of the Guarantor's (or each of them, if more than one) liability under this Guaranty, then notwithstanding any other provision of this Guaranty to the contrary, the amount of such liability shall, without any further action by the Guarantor (or each of them, if more than one) or any other person, be automatically limited and reduced to the highest amount which is valid and enforceable as determined in such action or proceeding.

         The Bank may without any notice whatsoever to anyone, sell, assign or transfer all or any part of said Indebtedness; and in that event each and every immediate and successive assignee, transferee or holder of all or any part of said Indebtedness shall have the right to enforce this Guaranty, by suit or otherwise, for the benefit of such assignee, transferee or holder, as fully as though such assignee, transferee or holder were herein by name given such rights, powers and benefits; but the Bank shall have an unimpaired right, prior and superior to that of any said assignee, transferee or holder, to enforce this Guaranty for the benefit of the Bank, as to so much of said Indebtedness that has not been sold, assigned or transferred.

         No act of commission or omission of any kind, or at any time, on the part of the Bank in respect of any matter whatsoever shall in any way affect or impair this Guaranty. This Guaranty is in addition to and not in substitution for or discharge of any other Guaranty held by the Bank. The Guarantor (or each of them, if more than one) waives any rights of action Guarantor (or any

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of them, if more than one) might have against the Bank because of the exercise by the Bank in any manner howsoever of any rights granted to the Bank herein.

         This Guaranty contains the entire agreement between the parties and every part thereof shall be binding upon the Guarantor (or each of them, if more than one), Guarantor's successors and assigns, as fully as though everywhere specifically mentioned, and shall inure to the benefit of the Bank, and its successors and assigns, and shall be construed according to the laws of the State of Tennessee, in which state it is accepted by the Bank.

         If any provision hereof is invalid or unenforceable, the remaining provisions hereof shall not be affected by such invalidity or unenforceability. Each term and provision contained herein shall, however, be valid and enforceable to the fullest extent permitted by applicable law.

         The Guarantor (or each of them, if more than one) acknowledges that this Guaranty Agreement is and shall be effective against such Guarantor upon execution by such Guarantor (regardless of whether any other person named herein as Guarantor shall sign), and delivery hereof to the Bank, or its agent; and that it shall not be necessary for the Bank to execute any acceptance hereof or otherwise to signify or express its acceptance hereof.

         ALL OF THE PARTIES HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THE PARTIES AGAINST THE OTHER ON ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED (OR WHICH MAY BE DELIVERED IN THE FUTURE) IN CONNECTION HEREWITH OR ARISING FROM ANY BANKING RELATIONSHIP BETWEEN THE PARTIES TO THIS AGREEMENT.

         IN WITNESS WHEREOF, the Guarantor (or each of them, if more than one) has caused this Guaranty Agreement to be executed by its duly authorized officers on this the 16th day of October, 2001.


                                    STORAGE USA, INC., a Tennessee corporation



                                    By:    /s/ Christopher P. Marr
                                           -------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------

                                    STORAGE USA TRUST, a Maryland business trust



                                    By:    /s/ Christopher P. Marr
                                           -------------------------------------
                                    Title: Chief Financial Officer
                                           -------------------------------------

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STATE OF TENNESSEE
COUNTY OF SHELBY

         Before me, Debbie Mitchell, a Notary Public in and for the State and County aforesaid, personally appeared Christopher P. Marr, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the Chief Financial Officer of STORAGE USA, INC., the within named guarantor, a corporation, and that he as such Chief Financial Officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself as such Chief Financial Officer.

         WITNESS my hand and seal at office, on this the 16th day of October, 2001.


                                    /s/ Debbie Mitchell
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

December 29, 2004



STATE OF TENNESSEE
COUNTY OF SHELBY

         Before me, Debbie Mitchell, a Notary Public in and for the State and County aforesaid, personally appeared Christopher P. Marr, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself (or herself) to be the Chief Financial Officer of STORAGE USA TRUST, the within named guarantor, a Maryland business trust, and that he as such Chief Financial Officer, being duly authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the business trust by himself as such Chief Financial Officer.

         WITNESS my hand and seal at office, on this the 16th day of October, 2001.

                                    /s/ Debbie Mitchell
                                    --------------------------------------------
                                    Notary Public

My Commission Expires:

December 29, 2004





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